UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

CHERRY HILL MORTGAGE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-36099	46-1315605
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4000 Route 66, Suite 310
Tinton Falls, New Jersey 07753
(Address of principal executive offices, including zip code)

877.870.7005
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMI	NYSE
8.20% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	CHMI-PRA	NYSE
8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable	CHMI-PRB	NYSE

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 12, 2025, Cherry Hill Mortgage Investment Corporation, a Maryland corporation (the “Company”), held its annual meeting of stockholders. Each of the following five nominees to the board of directors (the “Board”) was elected based on the votes for, votes withheld and broker non-votes set forth below after each respective name:

Name	Votes For	Votes Withheld	Broker Non-Vote
Jeffrey B. Lown II	7,026,882	2,254,411	11,218,417
Joseph Murin	6,109,234	3,172,059	11,218,417
Sharon Lee Cook	7,017,782	2,263,511	11,218,417
Robert C. Mercer Jr.	6,105,235	3,176,058	11,218,417
Dale Hoffman	7,037,045	2,244,248	11,218,417

The Company’s stockholders approved, on a non-binding, advisory vote basis, the compensation of the Company’s named executive officers for the year ended December 31, 2024, based on the following votes for, votes against and abstentions:

Votes For	Votes Against	Abstentions	Broker Non-Vote
5,470,169	3,460,516	350,608	11,218,417

The Company’s stockholders also chose, on a non-binding advisory vote basis, to hold future non-binding advisory votes on the compensation of the Company’s named executive officers, every year based on the following votes for every three years, votes for every two years, votes for every year and abstentions. The Board considered the results of the advisory vote and decided that, consistent with the Board’s recommendation in the proxy statement for the 2025 annual meeting of stockholders, the Company will continue to solicit an advisory vote on executive compensation annually until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Every 3 years	Every 2 years	Annually	Abstentions
403,125	188,827	6,745,607	1,943,734

The Company’s stockholders also ratified the appointment of Ernst & Young LLP as the Company’s independent public auditors for 2025 based on the following votes for, votes against and abstentions:

Votes For	Votes Against	Abstentions
17,470,632	2,774,838	254,240

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

	By:	/s/ Michael Hutchby
Michael Hutchby
Date: June 13, 2025		Chief Financial Officer